    As filed with the Securities and Exchange Commission on December 9, 1998
                                                       Registration No. 33-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                                  AVIGEN, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                              --------------------

        Delaware                                               13-3647113
------------------------                          ------------------------------------
(State of Incorporation)                          (I.R.S. Employer Identification No.)

                              --------------------

                         1201 Harbor Bay Parkway, #1000
                                Alameda, CA 94502
                                 (510) 748-7150

                    ----------------------------------------
                    (Address of principal executive offices)

                              --------------------

                           1996 Equity Incentive Plan
                        1997 Employee Stock Purchase Plan

                    ----------------------------------------
                            (Full title of the plans)

                               John Monahan, Ph.D
                      President and Chief Executive Officer
                                  Avigen, Inc.
                         1201 Harbor Bay Parkway, #1000
                                Alameda, CA 94502
                                 (510) 748-7150

                    ----------------------------------------
           (Name, address, including zip code, and telephone number,
                   ncluding area code, of agent for service)

                                   Copies to:
                             Alan C. Mendelson, Esq.
                               Cooley Godward LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                        Palo Alto, California 94306-2155
                                 (650) 843-5000

                              --------------------

                                        CALCULATION OF REGISTRATION FEE
===============================================================================================================
                                               PROPOSED MAXIMUM       PROPOSED MAXIMUM
TITLE OF SECURITIES          AMOUNT TO BE       OFFERING PRICE       AGGREGATE OFFERING          AMOUNT OF
 TO BE REGISTERED             REGISTERED         PER SHARE(1)             PRICE(1)           REGISTRATION FEE
-------------------          ------------      ----------------      ------------------      ----------------
Shares available for
additional grants under
the 1996 Equity Incentive
Plan(2)                        700,000             $3.00                 $2,100,000               $583.80

Shares issuable pursuant
to outstanding options
granted under 1,300,000
the 1997 Employee Stock
Purchase Plan(3)               360,000             $3.00                 $1,080,000               $300.24

Total                        1,060,000                                   $3,180,000               $884.04
===============================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the Closing price of Registrant's Common Stock on December 3, 1998 as reported on the Nasdaq National Market.

(2) Represents 700,000 additional shares of Common Stock reserved for issuance pursuant to the Company's 1996 Equity Incentive Plan.

(3) Represents, 360,000 Shares of Common Stock reserved for issuance pursuant to the Company's 1997 Employee Stock Purchase Plan.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by Avigen, Inc. (the "Company") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

     (A) The Company's latest Annual Report on Form 10-K filed for the year ended June 30, 1998 (File No. 000-28272), including all material incorporated by reference therein;

     (B) The Company's latest Quarterly Report on Form 10-Q filed for the quarter ended September 30, 1998 (File No. 000-28272), including all material incorporated by reference therein;

     (C) The contents of Registration Statement on Form S-8, No. 333-12087 filed with the Securities and Exchange Commission on September 13, 1996.

     (D) All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.


                                    EXHIBITS

EXHIBIT
NUMBER
------
5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Cooley Godward LLP is contained in Exhibit 5 to this
               Registration Statement

24             Power of Attorney is contained on the signature pages.

99.1+          1996 Equity Incentive Plan

99.2*          1997 Employee Stock Purchase Plan

99.3*          1997 Employee Stock Purchase Plan Offering

-------------
+ Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-3220), as amended through the date hereof, and incorporated herein by reference.

* Filed as an exhibit to the Registrant's Proxy Statement (No. 000-28272) and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alameda, State of California, on December 9, 1998.


                                     AVIGEN, INC.



                                     By /s/ John Monahan
                                       -----------------------------------------
                                        John Monahan, Ph.D


                                     Title President and Chief Executive Officer
                                          --------------------------------------




                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John Monahan and Philip J. Whitcome, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                           DATE

/s/ John Monahan                 President, Chief Executive      December 9, 1998
-------------------------------  Officer And Director
John Monahan, Ph.D


/s/ Thomas Paulson               Chief Financial Officer         December 9, 1998
-------------------------------  (Principal Financial Officer)
Thomas Paulson


/s/ Zola Horovitz*               Director                        December 9, 1998
-------------------------------
Zola Horovitz, Ph.D.


/s/ Yuichi Iwaki*                Director                        December 9, 1998
-------------------------------
Yuichi Iwaki, M.D., Ph.D


/s/ John K.A. Prendergast*       Director                        December 9, 1998
-------------------------------
John K.A. Prendergast, Ph.D.


/s/ Philip J. Whitcome*          Director                        December 9, 1998
-------------------------------
Philip J. Whitcome, Ph. D.


*By: /s/ John Monahan                                            December 9, 1998
    ---------------------------
     John Monahan
     Attorney-in-Fact

                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER                           DESCRIPTION
    ------                           -----------
     5.1       Opinion of Cooley Godward LLP

     23.1      Consent of Ernst & Young LLP, Independent Auditors

     23.2      Consent of Cooley Godward LLP is contained in Exhibit 5 to this
               Registration Statement

     24        Power of Attorney is contained on the signature pages.

     99.1+     1996 Equity Incentive Plan

     99.2*     1997 Employee Stock Purchase Plan

     99.3*     1997 Employee Stock Purchase Plan Offering

------------
+ Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-3220), as amended through the date hereof, and incorporated herein by reference.

* Filed as an exhibit to the Registrant's Proxy Statement (No. 000-28272) and incorporated herein by reference.